Commitments and Contingencies	12 Months Ended
Dec. 31, 2017
Commitments and Contingencies Disclosure [Abstract]
Commitments and Contingencies
Commitments and Contingencies
Litigation and Regulatory
The Company is involved in disputes, legal actions, regulatory investigations, inquiries, and other actions from time to time in the ordinary course of business. The Company, along with others in its industry, is routinely subject to legal actions based on the Fair Debt Collection Practices Act (“FDCPA”), comparable state statutes, the Telephone Consumer Protection Act (“TCPA”), state and federal unfair competition statutes, and common law causes of action. The violations of law investigated or alleged in these actions often include claims that the Company lacks specified licenses to conduct its business, attempts to collect debts on which the statute of limitations has run, has made inaccurate or unsupported assertions of fact in support of its collection actions and/or has acted improperly in connection with its efforts to contact consumers. Such litigation and regulatory actions could involve potential compensatory or punitive damage claims, fines, sanctions, injunctive relief, or changes in business practices. Many continue on for some length of time and involve substantial investigation, litigation, negotiation, and other expense and effort before a result is achieved, and during the process the Company often cannot determine the substance or timing of any eventual outcome.
On September 9, 2015, the Company entered into a consent order (the “Consent Order”) with the CFPB in which it settled allegations arising from its practices between 2011 and 2015. The Consent Order includes obligations on the Company to, among other things: (1) follow certain specified operational requirements, substantially all of which are already part of the Company’s current operations; (2) submit to the CFPB for review a comprehensive plan designed to ensure that its debt collection practices comply with all applicable federal consumer financial laws and the terms of the Consent Order; (3) pay redress to certain specified groups of consumers; and (4) pay a civil monetary penalty. The Company will continue to cooperate and engage with the CFPB and work to ensure compliance with the Consent Order. In addition, the Company is subject to ancillary state attorney general investigations related to similar debt collection practices. The Company has discussed with state attorneys general potential resolution of these investigations, which could include penalties, restitution, and/or the adoption of new operational requirements. In these discussions, the state attorneys general have taken certain positions with which the Company disagrees. If the Company is unable to resolve its differences with the state attorneys general, it is possible that they may file claims against the Company.
The Company incurred a one-time, after-tax charge of approximately $43 million in the third quarter of 2015. The Company believes this charge will cover all related impacts of the Consent Order, including civil monetary penalties, restitution, any such ancillary state regulatory matters, legal expenses and portfolio allowance charges on several pool groups due to the impact on the Company’s current estimated remaining collections related to its existing receivable portfolios. The Company anticipates that after this one-time charge, any future earnings impact will be immaterial.
In certain legal proceedings, the Company may have recourse to insurance or third party contractual indemnities to cover all or portions of its litigation expenses, judgments, or settlements. In accordance with authoritative guidance, the Company records loss contingencies in its financial statements only for matters in which losses are probable and can be reasonably estimated. Where a range of loss can be reasonably estimated with no best estimate in the range, the Company records the minimum estimated liability. The Company continuously assesses the potential liability related to its pending litigation and regulatory matters and revises its estimates when additional information becomes available. As of December 31, 2017, other than reserves related to the CFPB Consent Order and ancillary state regulatory matters, the Company has no material reserves for legal matters. Additionally, based on the current status of litigation and regulatory matters, either the estimate of exposure is immaterial to the Company’s financial statements or an estimate cannot yet be determined. The Company’s legal costs are recorded to expense as incurred.
Leases
The Company leases office facilities in the United States, Europe, and other geographies. The leases are structured as operating leases, and the Company incurred related rent expense in the amounts of $21.3 million, $20.3 million, and $19.4 million during the years ended December 31, 2017, 2016, and 2015, respectively.
The Company has capital lease obligations primarily for certain computer equipment. Refer to Note 9, “Debt—Capital Lease Obligations” for additional information on the Company’s capital leases. Amortization of assets under capital leases is included in depreciation and amortization expense.
Future minimum lease payments under lease obligations consist of the following for the years ending December 31, (in thousands):

	Capital Leases	Operating Leases	Total
2018	$2,963	$19,064	$22,027
2019	1,701	14,690	16,391
2020	1,347	12,025	13,372
2021	1,111	11,362	12,473
2022	855	8,923	9,778
Thereafter	—	23,086	23,086
Total minimal leases payments	7,977	$89,150	$97,127
Less: Interest	(1,908)
Present value of minimal lease payments	$6,069

Purchase Commitments
In the normal course of business, the Company enters into forward flow purchase agreements and other purchase commitment agreements. As of December 31, 2017, the Company has entered into agreements to purchase receivable portfolios with a face value of approximately $3.1 billion for a purchase price of approximately $525.6 million. Most purchase commitments do not extend past one year.
Guarantees
Encore’s Certificate of Incorporation and indemnification agreements between the Company and its officers and directors provide that the Company will indemnify and hold harmless its officers and directors for certain events or occurrences arising as a result of the officer or director serving in such capacity. The Company has also agreed to indemnify certain third parties under certain circumstances pursuant to the terms of certain underwriting agreements, registration rights agreements, credit facilities, portfolio purchase and sale agreements, and other agreements entered into by the Company in the ordinary course of business. The maximum potential amount of future payments the Company could be required to make under these indemnification agreements is unlimited. The Company believes the estimated fair value of these indemnification agreements is minimal and, as of December 31, 2017, has no liabilities recorded for these agreements.